Exhibit 10.17

THE SECURITIES REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES, OR AN OPINION SATISFACTORY TO THE ISSUER AND ITS COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.

WARRANT NO. 201211-050	Date: November 27, 2012

WARRANT TO PURCHASE COMMON STOCK

AutoGenomics, Inc., a Delaware corporation (the “Company”), hereby certifies that A R Properties (the “Holder”), is entitled to purchase, on the terms and conditions contained herein, 26,980 fully paid, validly issued and nonassessable shares (the “Warrant Shares”) of common stock, no par value, of the Company (the “Common Stock”), at an initial exercise price of $1.50 per Warrant Share (the “Exercise Price”). This Warrant has been approved by the Board of Directors of the Company and is issued pursuant to the terms of that certain Subscription Agreement, dated as of the date hereof, by and between the Company and the Holder (the “Subscription Agreement”). The number of Warrant Shares and the Exercise Price are subject to adjustment as provided in Section 2 below.

This Warrant is subject to the following terms and conditions:

1. Exercisability and Exercise.

1.1 Method of Exercise. This Warrant may be exercised in whole at the option of the Holder at any time and from time to time from the date hereof through and including November     , 2017 (the “Exercise Period”), by delivering to the Company payment of the aggregate Exercise Price for the Warrant Shares being purchased by check or wire transfer, together with an executed Notice of Exercise in the form attached as Exhibit I hereto.

1.2 Effectiveness of Exercise; Procedure. The exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which the Holder delivers the Notice of Exercise to the Company together with payment of the Exercise Price and satisfies all of the requirements of this Section 1. Upon such exercise, the Holder will be deemed a shareholder of record of the Warrant Shares with all rights of a shareholder (including, without limitation, all voting rights with respect to such Warrant Shares and all rights to receive any dividends with respect to such Warrant Shares). In the event of any exercise of the rights represented by this Warrant, certificates for the shares of Common Stock so purchased shall be delivered to the Holder within a reasonable time by the transfer agent of the Company by crediting the account of the Holder’s broker with The Depositary Trust Company through its Deposit Withdrawal Agent Commission system if the Company is a participant in such system, and otherwise by physical delivery to the address specified in the Notice of Exercise. The Company shall not be required to issue fractional shares upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Holder shall be entitled, at its option, to receive either (a) a cash payment equal to the excess of the fair market value, as determined by the Board of Directors of the Company in good faith, for such fractional share above the Exercise Price for such fractional share (as mutually determined by the Company and the Holder) or (b) a whole share if the Holder tenders the Exercise Price for one whole share.

2. Adjustments.

2.1 Reorganizations, Mergers, Recapitalizations and Reclassifications.

(a) Change of Control. If at any time a Change of Control (as defined below) occurs and, pursuant to the terms of such Change of Control, shares of common stock of the successor or acquiring corporation, or any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) in addition to or in lieu of common stock of the successor or acquiring corporation (“Other Property”), are to be received by or distributed to the holders of Common Stock of the Company, then the Holder shall have the right thereafter to receive upon exercise of this Warrant (and this Warrant shall thereafter be exercisable only for) the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and Other Property receivable upon or as a result of such Change of Control by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Change of Control. In case of any such Change of Control, the successor or acquiring corporation (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined in good faith by resolution of the Board of Directors of the Company) in order to provide for adjustments of the Warrant Shares for which this Warrant is exercisable which shall be as nearly equivalent as practicable to the adjustments provided for in this Section 2.1(a). For purposes of this Section 2.1(a), “common stock of the successor or acquiring corporation” shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption. The foregoing provisions of this Section 2.1(a) shall similarly apply to any successive Change of Control. As used in this Warrant, a “Change of Control” shall mean (i) a transaction or series of transactions (other than an offering of common stock of the Company to the general public through a registration statement filed with the Securities and Exchange Commission) whereby any “person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended from time to time (the “Exchange Act”)) (other than the Company, any of its subsidiaries, an employee benefit plan maintained by the Company or any of its subsidiaries or a “person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company possessing more than 50% of the total combined voting power of the Company’s securities outstanding immediately after such acquisition; or (ii) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (A) a merger, consolidation, reorganization or business combination, (B) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions or (C) the acquisition of assets or stock of another entity, in each case other than a transaction (1) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Successor Entity (as defined below)) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and (2) after which no person or group beneficially owns voting securities representing 50% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this Section 2.1(a)(ii)(C)(2) as beneficially owning 50% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction. As used in this Section 2.1(a)(ii)(C), the “Successor Entity” shall mean, as applicable, the Company or the person that, as a result of the Change of Control, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company.

(b) Other Events. If, at any time after the date of this Warrant, (i) the outstanding shares of Common Stock issuable upon exercise of this Warrant are changed into, or exchanged for, a different number or kind of shares or securities of the Company through a reorganization, merger, recapitalization or reclassification which does not constitute a Change of Control, or (ii) the number of outstanding shares of such Common Stock is changed through a stock split, reverse stock split, stock dividend, stock consolidation or similar capital adjustment, an appropriate adjustment shall be made by the Board, if necessary, in the Exercise Price and in the number or kind of shares into which this Warrant is exercisable. In making such adjustments, or in determining that no such adjustments are necessary, the Board may rely upon the advice of counsel and accountants to the Company.

2.2 Notice of Adjustment. Upon the occurrence of each adjustment or readjustment of the Exercise Price or the number and kind of securities into which this Warrant is exercisable, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Exercise Price) and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of the Holder, furnish or cause to be furnished to the Holder a certificate setting forth (i) the Exercise Price then in effect and (ii) the number and kind of shares of capital stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

3. Reservation of Stock. The Company shall at all times have authorized, and reserved for the purpose of the issue upon exercise of this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of this Warrant.

4. Notices of Record Date, etc. In the event the Company shall take a record of the holders of any of its Common Stock for the purpose (a) of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; (b) of any capital reorganization of the Company, any reclassification of the stock of the Company or any Change of Control; or (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; then, and in each such case, the Company will mail or cause to be mailed to the Holder a notice specifying, as the case may be, (x) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (y) the effective date on which such reorganization, reclassification, consolidation, Change of Control, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock of the Company shall be entitled to exchange their shares for securities or other property deliverable upon such reorganization, reclassification, consolidation, Change of Control, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten days prior to the record date or effective date for the event specified in such notice.

5. Exchange of Warrant. Upon the surrender by the Holder, properly endorsed, to the Company at the principal office of the Company, the Company will issue and deliver to or upon the order of such Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of the Holder or as the Holder may direct, without charge for any issuance or transfer tax or other cost incurred by the Company, calling in the aggregate on the face or faces thereof for the number of shares of capital stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant. The Company will at no time close its transfer books against the transfer of the Warrant Shares issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant.

6. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

7. Transfer of Warrant. This Warrant and all rights hereunder are transferable, in whole, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company. However, as a condition to such transfer, either (a) this Warrant must be registered under the Securities Act of 1933, as amended (the “Act”), and all applicable state securities laws with respect thereto or (b) the Company must first be furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such transfer is exempt from the registration requirements of the Act.

8. Miscellaneous.

8.1 Expiration. This Warrant shall expire at the close of business on the date that is five (5) years from the date hereof.

8.2 Restrictive Legend. This Warrant, any Warrant issued upon transfer of this Warrant and the shares of Common Stock issued upon exercise of this Warrant shall be imprinted with substantially the following legend, in addition to any legends required under applicable state securities laws:

“THE SECURITIES REPRESENTED BY THIS WARRANT/CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR UNDER ANY APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF A CURRENT AND EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES, OR AN OPINION SATISFACTORY TO THE ISSUER AND ITS COUNSEL TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT AND ALL APPLICABLE STATE SECURITIES LAWS.”

8.3 No Voting Rights. Nothing contained in this Warrant shall be construed as conferring upon Holder by virtue of holding this Warrant (i) the right to vote or to consent as a shareholder in respect of meetings of shareholders for the election of directors of the Company or any other matter, (ii) the right to receive dividends or (iii) any other rights as a shareholder of the Company.

8.4 Compliance with Securities Laws. Holder agrees to exercise and transfer (to the extent permitted pursuant to Section 7 hereof) this Warrant in compliance with all applicable federal and state securities laws and agrees to cooperate with the Company in taking any and all action which may be deemed necessary or desirable to ensure such compliance, including, without limitation, the execution and delivery of one or more documents as requested by the Company representing as to certain matters and acknowledging the restricted nature of the Common Stock to be issued.

8.5 Modification And Waiver. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement is sought.

8.6 Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday or a Sunday or a legal holiday.

8.7 Successors and Assigns. This Warrant shall be binding upon any successors or assigns of the Company.

8.8 Notices. All notices, requests, consents and demands with respect to this Warrant shall be made in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at 2980 Scott Street, Vista, California, and to Holder at the applicable address set forth on the applicable signature page to the Subscription Agreement or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

8.9 Governing Law. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the jurisdiction of incorporation of the Company, without regard to its principles of choice of law.

[Signature Page to Warrant to Purchase Common Stock]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed and issued by its duly authorized representative on the date first above written.

AUTOGENOMICS, INC.

By:	/s/ Fareed Kureshy
Fareed Kureshy
Its President and CEO

Schedule to Exhibit 10.17
The following common stock warrants are substantially identical in all material respects to the representative warrant to which this schedule is attached and which is filed as an exhibit to AutoGenomics, Inc.’s registration statement on Form S-1 (the “Registration Statement”), except as to the parties thereto, number of warrant shares and exercise prices set forth below. The number of warrant shares and exercise prices presented in Exhibit 10.17 and in the chart below are presented as set forth in their respective warrants and, except for the warrant marked with an asterisk below, do not reflect the effect of our January 2013 1-for-0.33 reverse common stock split or our January 2015 1-for-1.8 reverse common stock split.  The number of warrant shares after our January 2013 reverse stock split and January 2015 reverse stock split is equal to the product of the number of warrant shares presented and 0.183348, rounded up to the nearest whole number.  Warrants with an exercise price of $1.50, $1.75, $3.00, $4.00 and $5.00 per share, as presented in the chart below, are exercisable, after giving effect to our January 2013 reverse stock split and January 2015 reverse stock split , at a price of $8.18, $9.54, $16.36, $21.82 and $27.27 per share, respectively.
These other common stock warrants are not being filed with the Registration Statement, pursuant to Instruction 2 to Item 601 of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Number	Holder	Warrant Shares	Exercise Price
201211-051	A R Properties	71,000	$1.50
201211-078	Shugart Investments	71,000	$1.50
201211-052	A R Properties	28,400	$1.50
201211-076	R&M Investments	14,200	$1.50
201211-067	Kannappan Family Trust	7,100	$1.50
201211-053	A R Properties	37,500	$1.50
201211-063	IAS Management, LLC	37,500	$1.50
201211-070	Levin Family Revocable Trust	42,600	$1.50
201211-081	The Testman Trust	14,200	$1.50
201211-080	Terrence A Noonan	7,100	$1.50
201211-054	A R Properties	284,000	$1.50
201211-071	Levin Family Revocable Trust	28,400	$1.50
201211-064	IAS Management, LLC	71,000	$1.50
201211-059	Cyndy Reinking	71,000	$1.50
201211-066	Joseph Sullivan	2,840	$1.50
201211-072	McGrath Family Trust	42,600	$1.50
201211-082	The Testman Trust	15,620	$1.50
201211-083	The Testman Trust	30,000	$1.50
201211-088	William Davidson	30,000	$1.50
201211-055	A R Properties	30,000	$1.50
201211-065	James Mamakos	30,000	$1.50
201211-086	Thomas Reise	15,000	$1.50
201211-077	Roger MacFarlane	60,000	$1.50
201211-056	A R Properties	60,000	$1.50
201211-057	A R Properties	62,500	$1.50
201211-087	Thomas V Hennessey, Jr	10,000	$1.50
201211-061	George F Ohrstrom	62,500	$1.50
201211-085	Thomas Campbell Jackson	62,500	$1.50
201211-058	A R Properties	75,000	$1.50
201211-069	Kentor Trust U/A dated 09/18/2002	24,080	$1.50
201211-062	God’s Gift	71,000	$1.50
201211-079	Strader Family Trust	7,100	$1.50
201211-068	Kentor Trust U/A dated 09/18/2002	6,745	$1.50
201211-073	National Healthcare Services	85,200	$1.50
201211-074	National Healthcare Services	85,200	$1.50

Number	Holder	Warrant Shares	Exercise Price
201211-075	National Healthcare Services	170,400	$1.50
201211-084	The Testman Trust	7,500	$1.50
201211-060	Donald E Pogorzelski Trust	75,000	$1.50
201211-028	Kentor Trust U/A dated 09/18/2002	39,922	$1.75
201211-011	God’s Gift	106,500	$1.75
201211-044	Strader Family Trust	31,950	$1.75
201211-027	Kentor Trust U/A dated 09/18/2002	11,183	$1.75
201211-034	National Healthcare Services	85,200	$1.75
201211-035	National Healthcare Services	85,200	$1.75
201211-036	National Healthcare Services	170,400	$1.75
201211-046	The Testman Trust	11,250	$1.75
201211-007	Donald E Pogorzelski Trust	75,000	$1.75
201211-041	Scott GRAT No. 5	852,000	$1.75
201211-037	Piercey Trust	106,500	$1.75
201211-031	Lilian R Kramer 2009 Trust	112,500	$1.75
201211-021	I Melvin Kramer Special Revocable Trust	112,500	$1.75
201211-010	Elisa Kenna Trust	225,000	$1.75
201211-029A	East Asset Management, LLC	180,000	$1.75
201211-003	Brian J Carruthers	112,500	$1.75
201211-019	Holder Enterprises, LLC	180,000	$1.75
201211-042	Sidney L McDonald	180,000	$1.75
201211-025	Jeff Olson Consultant Retirement Trust	112,500	$1.75
201211-006	David Savula and Beverly Savula JTWROS	112,500	$1.75
201211-043	Stephen Lepley and Laura Jane Lepley TIC	112,500	$1.75
201211-022	Ivie Family Limited Partnership	112,500	$1.75
201211-026	John David Wine	112,500	$1.75
201211-033A	Windsong Holdings LP	112,500	$1.75
201211-049	Woodford Farm Trust	112,500	$1.75
201211-020	Hubbard Properties, Inc.	247,500	$1.75
201211-005	Carson Retained Annuity Trust	112,500	$1.75
201211-012	Heiligbrodt Family Partnership	213,000	$1.75
201211-002	Belmont Insurance Co, Inc.	42,600	$1.75
201211-001	Argus Reinsurance, Ltd.	106,500	$1.75
201211-004	Bubalo Family Trust	42,600	$1.75
201211-032	Linda Formo Brandes Trust	106,500	$1.75
201211-018	Helen Lovaas Trust FBO Theresa Bell	21,300	$1.75
201211-014	Helen Lovaas Trust FBO Cindy Westwood	21,300	$1.75
201211-017	Helen Lovaas Trust FBO Kathy Redenius	21,300	$1.75
201211-015	Helen Lovaas Trust FBO Daniel Lovaas	21,300	$1.75
201211-016	Helen Lovaas Trust FBO Frank Bartlett	21,300	$1.75
201211-013	Helen Lovaas Trust FBO Christine Fennelly	21,300	$1.75
201211-047	Ulrich Frindt Family Trust	21,300	$1.75
201211-024	Jason & Paula Livingston	42,600	$1.75
201211-038	Randall R Lunn	21,300	$1.75
201211-039	Rue Family Trust	106,500	$1.75
201211-048	Van Fleet Family Trust	21,300	$1.75
201211-023	James Lauro	45,000	$1.75
201211-040	Rukhsana N. Bukhari	45,000	$1.75

Number	Holder	Warrant Shares	Exercise Price
201211-045	The Testman Trust	45,000	$1.75
201211-030	Laurence M Demers	37,500	$1.75
201211-008	Donald E Pogorzelski Trust	225,000	$1.75
201211-009	Donald E Pogorzelski Trust	180,000	$1.75
201002-004	J Piercey Trust	28,400	$4.00
201004-003	Kentor Trust U/A dated 9/18/2002	71,000	$5.00
201004-011	Laurence M Demers	14,200	$5.00
201004-012	Zurlo Investment Trust	14,200	$5.00
201011-002	National Healthcare Services	142,000	$3.00
201012-001	Laurence M Demers	30,000	$3.00
201104-001	Tregale Group Ltd	31,863	$3.00
201108-001	Tregale Group Ltd	1,300,000	$3.00
201304-001	Memorial Care Innovation Fund, LP	90,273*	$ 5.25*